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                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF REGISTRANT

                                                                                          STATE OF INCORPORATION
                                                                                          OR FOREIGN JURISDICTION
                                                                                              OF ORIGINATION
                                                                                          ------------------------

PRG-Schultz Australia, Inc.                                                                       Georgia
      Cost Recovery Professional PTY LTD                                                         Australia
      Profit Recovery Professional PTY LTD                                                       Australia
The Profit Recovery Group Belgium, Inc.                                                           Georgia
PRG-Schultz Canada, Inc.                                                                          Georgia
      PRG-Schultz Canada Corp.                                                                    Canada
The Profit Recovery Group Germany, Inc.                                                           Georgia
PRG-Schultz France, Inc.                                                                          Georgia
The Profit Recovery Group Mexico, Inc.                                                            Georgia
      The Profit Recovery Group Holdings Mexico, S de RL de CV                                    Mexico
            The Profit Recovery Group Servicios Mexico, S de RL de CV                             Mexico
            The Profit Recovery Group de Mexico, S de RL de CV                                    Mexico
PRG-Schultz USA, Inc.                                                                             Georgia
      PRGRS, Inc.                                                                                Delaware
            PRGLS, Inc.                                                                          Delaware
The Profit Recovery Group Netherlands, Inc.                                                       Georgia
The Profit Recovery Group New Zealand, Inc.                                                       Georgia
The Profit Recovery Group Asia, Inc.                                                              Georgia
      PRG-Schultz International PTE LTD                                                          Singapore
            PRG-Schultz Suzhou' Co. Ltd                                                            China
The Profit Recovery Group South Africa, Inc.                                                      Georgia
The Profit Recovery Group Switzerland, Inc.                                                       Georgia
The Profit Recovery Group UK, Inc.                                                                Georgia
PRG International, Inc.                                                                           Georgia
      PRGFS, Inc.                                                                                Delaware
The Profit Recovery Group Italy, Inc.                                                             Georgia
The Profit Recovery Group Spain, Inc.                                                             Georgia
PRG  Holding Co. No. 1, LLC                                                                      Delaware
PRG Holding Co. No. 2, LLC                                                                       Delaware
PRG-Schultz Japan, Inc.                                                                           Georgia
PRG-Schultz Puerto Rico, Inc.                                                                     Georgia
      PRG-Schultz Puerto Rico                                                                   Puerto Rico
PRG USA, Inc.                                                                                     Georgia
The Profit Recovery Group Greece, Inc.                                                            Georgia
The Profit Recovery Group Portugal, Inc.                                                          Georgia
PRG-Schultz CR s.r.o.                                                                         Czech Republic
PRG-Schultz Colombia Ltda                                                                        Colombia
PRG-Schultz Svenska A.B.                                                                          Sweden
PRG-Schultz Venezuela S.R.L.                                                                     Venezuela
The Profit Recovery Group Costa Rica, Inc.                                                        Georgia
Howard Schultz & Associates Europe, N.V.                                                          Belgium
      PRG-Schultz Nederland, B.V.                                                               Netherlands
      PRG-Schultz Belgium, N.V.                                                                   Belgium
      PRG-Schultz France, S.A.                                                                    France
      Howard Schultz Y Asociados Espana, S.A.                                                      Spain
      PRG-Schultz Italia SRL                                                                       Italy
      PRG-Schultz (Deutschland) Gmbh                                                              Germany
HS&A Acquisition UK, Inc.                                                                          Texas
      J&G Associates Limited                                                                  United Kingdom
      Tamebond Limited                                                                        United Kingdom
            PRG-Schultz UK, Ltd.                                                              United Kingdom
Howard Schultz & Associates (Asia) Limited                                                       Hong Kong
HS&A International PTE LTD                                                                       Singapore
PRG-Schultz (Thailand) Co., Limited                                                              Thailand

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                           SUBSIDIARIES OF REGISTRANT

                                                                                          STATE OF INCORPORATION
                                                                                          OR FOREIGN JURISDICTION
                                                                                              OF ORIGINATION
                                                                                          ------------------------
Howard Schultz de Mexico, S.A. de C.V.                                                            Mexico
PRG-Schultz Insurance Limited                                                                     Bermuda
Profit Recovery Brasil Ltda                                                                       Brazil
The Profit Recovery Group Argentina, S.A.                                                        Argentina
Meridian VAT Corporation Limited                                                                  Jersey
      JA Ewing, Inc.                                                                             New York
      Meridian VAT Reclaim Operations Limited                                                     Ireland
            Meridian VAT Processing (N. America) Limited                                          Ireland
                    Meridian VAT Reclaim, Inc.                                                   Delaware
                    Meridian VAT Reclaim Canada, Inc.                                             Canada
            Meridian VAT Processing (International) Limited                                       Ireland
                    Meridian Sverige                                                              Sweden
                    Meridian VAT Reclaim Services Limited                                     United Kingdom
                    Meridian VAT Reclaim France, S.A.R.L.                                         France
                    Meridian VAT Reclaim Hong Kong Limited                                       Hong Kong
                    Meridian VAT Reclaim (Pty) Limited                                         South Africa
                           VATClaim International (Pty) Limited                                South Africa
                    Meridian VAT Reclaim (India) Private Limited                                   India
                    Meridian VAT Reclaim (UK) Limited                                         United Kingdom
                           VAT Claim International (UK) Limited                               United Kingdom
                           Meridian VAT Reclaim (Australia PTY) Limited                          Australia
                    Meridian VAT Reclaim (Schweiz) AG                                           Switzerland
                    Meridian, Inc.                                                                 Japan
                           Meridian VAT Reclaim Korea Company Limited                              Korea
                    Meridian VAT Reclaim GmbH                                                     Germany
            Meridian VAT Processing (Japan) Limited                                               Ireland
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